UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07075

T. Rowe Price Media & Telecommunications Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1: Report to Shareholders

Media & Telecommunications Fund	June 30, 2009

The views and opinions in this report were current as of June 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Media and telecommunications stocks were particularly strong during the first six months of the year as U.S. equities staged an impressive rally after sinking to a cyclical low in early March. The rebound occurred against the backdrop of a dismal 12-month period for stocks through June 30, 2009. The strength in our sectors resulted in a substantial gain for fund investors during the period under review. Fund performance outpaced the broad market by a significant margin.

During the six months ended June 30, 2009, your fund generated a return of 25.27% compared with a gain of 14.74% for the Lipper Telecommunications Funds Average, a benchmark tracking the performance of similar funds. The broad market, as measured by the S&P 500 Stock Index, also rose but by a lesser percentage. The media and telecommunications sectors as a whole outperformed the general market, and fortuitous stock selection benefited fund performance.

MARKET ENVIRONMENT

After plummeting in the fall of 2008, global equity markets attempted a weak recovery in December before faltering again at the beginning of 2009. Investors remained concerned about the weakening economy and the tottering banking and financial system. At its nadir on March 9, 2009, the broad S&P 500 Index was off 25.1% from its level at the start of the year.

The Federal Reserve reiterated that it would maintain its policy of quantitative easing by keeping overnight interest rates near 0%. The Fed also said it would honor its earlier pledge to buy $300 billion in longer-term U.S. government debt by the fall and $1.45 trillion in mortgage-related debt by the end of the year. The Fed indicated that rates were likely to remain low until an economic revival was under way and concerns about higher inflation down the road resurfaced.

As investors developed a bit more confidence that perhaps the worst of the financial crisis was finally behind us and they could begin focusing on the economy, stocks rebounded sharply, driving the S&P 500 up 39.9% before it pulled back from its peak for the year in late June. The investment environment has assumed a more positive tone, with riskier asset classes performing best in recent months. Credit spreads have narrowed in the bond markets, and overall liquidity has improved. The federal government’s “stress test” results for 19 of the largest U.S. banks were not as bad as feared. Importantly, the stress test created a climate in which financial institutions were able to raise equity capital and leveraged companies were able to raise both debt and equity capital. Just as the financial crisis created a negative feedback loop that impacted the real economy, the ability of companies to raise private capital is a necessary precursor to a return to economic growth. Financials, the worst-performing sector in the first quarter, was the strongest sector in the second.

Unemployment continued to climb and is likely to rise further in the months ahead. However, the pace of job losses is slowing. While unemployment is a lagging indicator, many leading indicators, including consumer confidence, have bounced from their lows. Signs of stabilization have begun to appear in housing, particularly at the lower end where credits for first-time homebuyers have helped. In general, investors have become more optimistic that a gradual process of stabilization and recovery may be under way.

PERFORMANCE REVIEW

Fortunately, the first six months of 2009 brought needed relief for equity investors following the market’s terrible performance in 2008. Fund results benefited from our holdings in several key areas within media and telecommunication services. Internet leaders Amazon.com, Tencent Holdings, Expedia, and Google continued to grow their respective market shares of e-commerce, entertainment, travel, and online advertising despite the headwinds they faced from declining end markets. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Amazon.com prospered as global retailers shrunk inventory, cut service levels, or simply went out of business. The company has maintained its low-cost pricing philosophy and customer focus while generating strong financial returns. In its core business, its virtuous cycle of increasing scale with product and shipping vendors leads to better selection and prices, which it passes along to consumers—resulting in better value that leads to greater share of wallet and customer loyalty. In addition, Amazon.com’s financial model allows it to invest in new products and services such as the Kindle, permitting greater gains in market share while its competitors are cutting costs or services.

Amazon.com was the number one position in the portfolio at the end of the reporting period, and Tencent Holdings, based in China, is a positive example of your fund’s investment goals and process. Our first investment in the company was in the fall of 2005. We visited the company in China with locally based analysts who had been following the company since before its initial public offering. The company stood out from its peers for several reasons: its dominant relationship with users in its 74% share instant messaging business; its success in leveraging this relationship into adjacent businesses in the casual games portal business and entertainment portal—a financial model that provided strong returns on capital while funding innovation; and a management team focused on expanding market share and innovation, not maximizing margins. Though Tencent has grown revenue nearly 10 times in the last four years, we continue to see growth in its existing business of communication, gaming, and entertainment, as well as new opportunities for the company as it builds on the same tenets of success. We expect to be shareholders for the foreseeable future.

In the field of telecommunications, fund performance was boosted by positions in stocks that had disappointed us in 2008. Despite last year’s setback, we remained optimistic about the steadiness of certain companies’ revenue models and the barriers to entry in their fields. Consequently, we added to wireless tower operators Crown Castle International and SBA Communications and cable operator Cablevision Systems after the market severely punished them because of concerns about their ability to refinance future debt obligations. These companies accomplished their business plans for 2008, and we were rewarded for our patience during the first half of the year. Crown Castle’s business benefited from both the growth in wireless voice minutes and the growing desire to consume data in a mobile world. We do not see these trends changing; in fact, the recession has accelerated the replacement of fixed-line usage with wireless as consumers scrutinize expenditures. Furthermore, the vast majority of these companies’ revenues are contracted over several years.

Palm was another key holding that delivered fine performance during the reporting period. Several of our stocks operate in the area of mobile Internet access, including rapid growth via smartphones. Smartphones now account for about 10% of handset units available globally and generate approximately half of the profits in the industry. New smartphones sparked growth not only in Palm, but in Qualcomm and Apple as well. Other stocks that boosted performance included Expedia and Liberty Media Capital, which we added to in recent months.

Despite the positive tone of the past six months, particularly the second quarter of the year, fund results were trimmed by several laggards. Jupiter Telecommunications, the top cable television and triple-play operator in Japan, pulled back after bucking the downward trend in 2008. Outdoor advertising firms Lamar Advertising and Clear Channel Outdoor also hampered performance as local advertising with exposure to the downbeat automobile and retail sector was particularly impacted by the recession. Nevertheless, we remain upbeat about the long-term prospects for the outdoor industry, which benefits from stable viewership of its analog business and the opportunity to expand market share via its networked digital boards. Yet we acknowledge that the local advertising market has been permanently changed by developments in the automobile and retail landscape; therefore, our investments in outdoor advertising are unlikely to reach our initial projections.

At the end of June, 47% of the portfolio was invested in media; 35% was in telecommunication services; and the remaining 18% was allocated primarily among hardware, software, telecommunications equipment, IT services, and reserves.

OUTLOOK

In the slower-growth environment that is likely to ensue when the recession ends, our challenge will be to identify which companies are likely to benefit most from the evolving new dynamic—which companies will gain market share and participate best in growing new markets. Companies will find it more difficult to generate attractive, consistent, sustainable growth in the environment taking shape than they did when they were driven by the tailwinds of a global economic boom and cheap credit to fuel acquisitions and buybacks.

We remain focused on the microeconomics of the companies in the larger media and telecommunications sectors. The telecommunications and technology equity bust of 2000 to 2002 was followed by five years of strong performance, and we are optimistic that the next few years will offer similar opportunities for those who maintain their long-term investment discipline. We remain positive about the long-term potential of companies that benefit from increasing global consumer demand for wireless data and services via wireless towers and dominant emerging market wireless operators, market leading and innovative Internet leaders, and quality broadband providers with modest competition. For us, that means our job is to search for companies that will not only survive the current recession but will be poised to be market leaders in the next economic cycle.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Henry M. Ellenbogen
Chairman of the fund’s Investment Advisory Committee

July 17, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in media and telecommunications industries are subject to the risks of rapid obsolescence, lack of investor or consumer acceptance, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, intense competition, and a dependence on patent and copyright protection.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/09

Best Contributors		Worst Contributors	
Amazon.com	92¢	Jupiter Telecommunications	-19¢
Crown Castle International	49	AT&T	-18
Tencent Holdings	39	Central European Media Enterprises**	-13
Palm	39	Southwest Airlines	-8
Expedia	37	Liberty Media Interactive*	-6
Liberty Media Capital*	32	MGM Mirage*	-6
Discovery Communications	27	Nintendo**	-5
Apple	22	Clear Channel Outdoor	-5
Echostar Communications	19	Global Traffic Network	-3
Google	17	Wynn Resorts	-3
Total	373¢	Total	-86¢

12 Months Ended 6/30/09

Best Contributors		Worst Contributors	
Palm	34¢	Crown Castle International	-99¢
Liberty Media Capital*	32	American Tower	-77
Amazon.com	27	Google	-75
Tencent Holdings	27	Central European Media Enterprises**	-74
Discovery Communications*	19	America Movil	-70
Vistaprint*	17	Lamar Advertising	-67
Macrovision Solutions*	15	Clear Channel Outdoor	-65
Blue Nile	9	Sprint Nextel	-65
Time Warner Cable	9	Wynn Resorts	-49
SBA Communications*	8	Leap Wireless International	-41
Total	197¢	Total	-682¢

*Position added.
**Position eliminated.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 6/30/09‡	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE						
Beginning of period	$ 24.65	$ 48.47	$ 43.18	$ 33.59	$ 28.43	$ 22.51
Investment activities						
Net investment income (loss)	0.18	0.55	0.29	(0.04)	(0.04)	(0.07)
Net realized and unrealized gain (loss)	6.05	(23.13)	8.96	9.63	5.20	5.99
Total from investment activities	6.23	(22.58)	9.25	9.59	5.16	5.92
Distributions						
Net investment income	–	(0.24)	(0.28)	–	–	–
Net realized gain	–	(1.00)	(3.68)	–	–	–
Total distributions	–	(1.24)	(3.96)	–	–	–
NET ASSET VALUE						
End of period	**$ 30.88**	**$ 24.65**	**$ 48.47**	**$ 43.18**	**$ 33.59**	**$ 28.43**
Ratios/Supplemental Data						
Total return(1)	**25.27%**	**(46.46)%**	**21.83%**	**28.55%**	**18.15%**	**26.30%**
Ratio of total expenses to average net assets	0.96%(2)	0.90%	0.83%	0.87%	0.92%	0.96%
Ratio of net investment income (loss) to average net assets	1.34%(2)	1.45%	0.59%	(0.10)%	(0.13)%	(0.30)%
Portfolio turnover rate	44.6%	72.0%	64.6%	55.4%	77.8%	107.6%
Net assets, end of period (in millions)	$ 1,135	$ 898	$ 2,089	$ 1,457	$ 1,035	$ 876

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 92.9%		
HARDWARE 4.8%		
Consumer Electronics 1.8%		
Apple (1)	145,400	20,709
		20,709
Enterprise Hardware 3.0%		
Macrovision Solutions (1)	731,700	15,959
Palm (1)	1,065,600	17,657
		33,616
Total Hardware		54,325
IT SERVICES 0.8%		
IT Services 0.8%		
Equinix (1)	83,400	6,067
Rackspace Hosting (1)	244,900	3,394
Total IT Services		9,461
MEDIA 47.2%		
Advertising 2.0%		
Omnicom	338,600	10,693
Rentrak (1)	77,100	1,267
WPP (GBP)	1,545,776	10,281
		22,241
Cable/Satellite 9.2%		
British Sky Broadcasting (GBP)	1,052,798	7,898
Cablevision, Class A	1,837,600	35,668
DISH Network (1)	724,800	11,749
Jupiter Telecommunications (JPY)	22,042	16,711
Shaw Communications, Class B	1,321,800	22,285
Time Warner Cable, Class A	305,872	9,687
		103,998

Gaming 2.9%		
MGM Mirage (1)	980,300	6,264
Wynn Resorts (1)	769,600	27,167
		33,431
Internet 19.5%		
Amazon.com (1)	836,000	69,940
Baidu.com, ADR (1)	2,000	602
Blue Nile (1)	42,699	1,836
Ctrip.com International, ADR (1)	286,500	13,265
Drugstore.com (1)	1,164,393	2,119
E-Health (1)	67,500	1,192
Expedia (1)	1,986,900	30,022
Google, Class A (1)	61,679	26,003
Here Media (1)	471,430	174
Here Media, Special Shares (1)	471,430	—
HSN (1)	494,700	5,229
Info Edge India (INR)	433,234	5,552
Mercadolibre (1)	167,824	4,511
Oanda, Acquisition Date: 8/24/07 Acquisition Cost $2,784 (1)(2)	97,512	2,005
OpenTable (1)	11,000	332
priceline.com (1)	54,600	6,090
Tencent Holdings (HKD)	2,733,600	31,705
The Knot (1)	987,208	7,779
Vistaprint (1)	311,200	13,273
		221,629
Media & Entertainment 11.6%		
Carnival	185,400	4,778
Discovery Communications, Class A (1)	673,027	15,177
Discovery Communications, Class C (1)	606,100	12,443
Disney	415,500	9,694
Global Traffic Network (1)	833,804	3,160

TELECOM EQUIPMENT 2.7%		
Wireless Equipment 2.4%		
QUALCOMM	596,800	26,975
		26,975
Wireline Equipment 0.3%		
Juniper Networks (1)	151,900	3,585
		3,585
Total Telecom Equipment		30,560
TELECOM SERVICES 34.4%		
Competitive Local Exchange Carriers 2.9%		
Cogent Communications (1)	1,497,049	12,201
GVT (BRL)(1)	1,224,500	20,372
		32,573
Wireless - Domestic 17.1%		
American Tower, Class A (1)	2,191,700	69,104
Crown Castle International (1)	2,317,300	55,662
Leap Wireless International (1)	740,800	24,395
MetroPCS Communications (1)	318,800	4,243
SBA Communications (1)	1,142,300	28,032
Sprint Nextel (1)	2,567,000	12,347
		193,783
Wireless - International 11.1%		
America Movil, ADR	835,500	32,350
Bharti Airtel (INR)(1)	1,641,207	27,582
China Unicom Hong Kong (HKD)	6,912,000	9,192
Hutchison Telecommunications (HKD)	23,180,000	5,496
Hutchison Telecommunications, Hong Kong Holdings (HKD)(1)	28,436,000	3,853
Orascom Telecom (EGP)(1)	1,837,400	9,848

CONVERTIBLE BONDS 0.2%		
Hertz Global, 5.25%, 6/1/14	1,435,000	1,627
Sirius Satellite Radio, 3.25%, 10/15/11	1,395,000	897
Total Convertible Bonds (Cost $2,264)		2,524
CORPORATE BONDS 3.2%		
HSN, 11.25%, 8/1/16 (3)	5,950,000	5,481
Sirius Satellite Radio, 9.625%, 8/1/13	6,375,000	4,702
Univision Communications, 7.85%, 7/15/11	2,875,000	2,846
Univision Communications, 12.00%, 7/1/14 (3)	1,875,000	1,842
Univision Communications, PIK, 9.75%, 3/15/15 (3)	19,050,000	10,858
Wynn Las Vegas, 6.625%, 12/1/14	6,075,000	5,316
XM Satellite Radio, 13.00%, 8/1/13 (3)	1,950,000	1,580
XM Satellite Radio, PIK, 10.00%, 6/1/11	3,935,000	3,286
Total Corporate Bonds (Cost $28,406)		35,911
BANK DEBT 0.4% (4)		
SBA Communications, VR, 1.97%, 11/1/10	4,949,153	4,726
Total Bank Debt (Cost $4,454)		4,726
SHORT-TERM INVESTMENTS 0.8%		
Money Market Funds 0.8%		
T. Rowe Price Government Reserve Investment Fund, 0.22% (5)(6)	8,681,058	8,681
Total Short-Term Investments (Cost $8,681)		8,681
Total Investments in Securities 99.6% of Net Assets (Cost $968,045)		**$ 1,130,750**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 6/30/09
Investment Income (Loss)	
Income	
Dividend	$ 9,472
Interest	1,402
Total income	10,874
Expenses	
Investment management	3,124
Shareholder servicing	1,132
Prospectus and shareholder reports	74
Custody and accounting	112
Registration	25
Legal and audit	25
Directors	5
Miscellaneous	32
Total expenses	4,529
Expenses paid indirectly	(1)
Net expenses	4,528
Net investment income	6,346
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(126,884)
Foreign currency transactions	(23)
Net realized loss	(126,907)
Change in net unrealized gain (loss)	
Securities	340,583
Other assets and liabilities denominated in foreign currencies	39
Change in net unrealized gain	340,622
Net realized and unrealized gain	213,715
INCREASE IN NET ASSETS FROM OPERATIONS	$ 220,061

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 6,346	$ 21,327
Net realized loss	(126,907)	(154,260)
Change in net unrealized gain (loss)	340,622	(744,783)
Increase (decrease) in net assets from operations	220,061	(877,716)
Distributions to shareholders		
Net investment income	–	(8,398)
Net realized gain	–	(34,987)
Decrease in net assets from distributions	–	(43,385)
Capital share transactions*		
Shares sold	99,724	180,429
Distributions reinvested	–	41,512
Shares redeemed	(82,375)	(491,429)
Increase (decrease) in net assets from capital share transactions	17,349	(269,488)
Net Assets		
Increase (decrease) during period	237,410	(1,190,589)
Beginning of period	898,047	2,088,636
End of period	**$ 1,135,457**	**$ 898,047**
Undistributed net investment income	19,067	12,721
*Share information		
Shares sold	3,614	4,738
Distributions reinvested	–	1,765
Shares redeemed	(3,272)	(13,164)
Increase (decrease) in shares outstanding	342	(6,661)

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Media & Telecommunications Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 13, 1993. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities. Further, fund management believes no events have occurred between June 30, 2009 and August 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $32,000 for the six months ended June 30, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncement On January 1, 2009, the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2009:

Following is a reconciliation of the fund’s Level 3 investments for the six months ended June 30, 2009. Gain (loss) reflects both the realized and change in unrealized gain (loss) on Level 3 securities during the period, and is included on the accompanying Statement of Operations; $(4,434,000) of this balance represents the change in unrealized gain/loss on Level 3 investments held at June 30, 2009.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2009, approximately 14% of the fund’s net assets were invested, directly or indirectly, in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $470,411,000 and $413,578,000, respectively, for the six months ended June 30, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $39,495,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, the fund had $95,849,000 of unused capital loss carryforwards, all of which expire in fiscal 2016.

At June 30, 2009, the cost of investments for federal income tax purposes was $968,045,000. Net unrealized gain aggregated $162,713,000 at period-end, of which $288,828,000 related to appreciated investments and $126,115,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2009, expenses incurred pursuant to these service agreements were $62,000 for Price Associates, $692,000 for T. Rowe Price Services, Inc., and $142,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 148,830 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Media & Telecommunications Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2009